UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2024

Sonim Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38907	94-3336783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4445 Eastgate Mall, Suite 200,

San Diego, CA 92121

(Address of principal executive offices, including Zip Code)

(650) 378-8100

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SONM	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 13, 2024, Sonim Technologies, Inc. (the “Company”) received formal notice that The Nasdaq Stock Market, LLC (“Nasdaq”) granted the Company’s request for an additional 180-day period, or until September 9, 2024, (the “Extension Notice”) from the Listing Qualifications Department (the “Staff”) to evidence compliance with the $1.00 per share requirement for continued inclusion on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”). If at any time before September 9, 2024, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of ten consecutive business days, Nasdaq will provide the Company with written confirmation of compliance with the Minimum Bid Price Rule.

As previously reported, on September 14, 2023, the Staff notified the Company that the Company no longer satisfied the Minimum Bid Price Rule and was therefore subject to delisting (the “Original Notification”). The Company had 180 days, or until March 12, 2024, to achieve compliance with the Minimum Bid Price Rule. The Company applied for an extension of the compliance period with Nasdaq, as permitted under the Original Notification. The Company subsequently provided notice of its intention to cure the deficiency during the extended compliance period by effecting a reverse stock split, if necessary.

If the Company does not regain compliance with the Minimum Bid Price Rule by September 9, 2024, the Staff will provide written notice to the Company that its common stock is subject to delisting. At that time, the Company may appeal the determination to a Nasdaq Hearings Panel (the “Panel”). A timely request for a hearing will stay any suspension or delisting action pending the issuance of the Panel’s decision.

The Extension Notice has no effect at this time on the listing of the Company’s common stock, which will continue to trade on The Nasdaq Capital Market under the symbol “SONM.” The Company is currently evaluating its options for regaining compliance. There can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Rule or that the Company will otherwise remain in compliance with the other listing standards for the Nasdaq Stock Market.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIM TECHNOLOGIES, INC.

Date: March 14, 2024	By:	/s/ Clay Crolius
	Name:	Clay Crolius
	Title:	Chief Financial Officer

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